                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549




                                   FORM 8-K

                                CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15 (D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported)
                                 July 30, 1996


                            FORT BEND HOLDING CORP.
__________________________________________________________________________
            (Exact name of Registrant as specified in its Charter)




            DELAWARE                0-21328              76-0391720
__________________________________________________________________________
       (State or other       (Commission File No.)     (IRS Employer
        jurisdiction of                                 Identification
        incorporation)                                     Number)




      3400 AVENUE H, ROSENBERG, TEXAS                    77471-3808
__________________________________________________________________________
      (Address of principal executive offices)           (Zip Code)



       Registrant's telephone number, including area code: (713) 341-5571
__________________________________________________________________________




__________________________________________________________________________
         (Former name or former address, if changed since last report)
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Item 5.       Other Events
- ------        ------------

        On July 30, 1996, the Registrant issued the earnings release attached as
Exhibit 99 announcing the declaration of a cash dividend and earnings for the quarter ended June 30, 1996.

        The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibit to this Report.


Item 7.       Financial Statements and Exhibits
- -------       ---------------------------------

        (c)   Exhibits

              The Exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.

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        EXHIBIT
        NUMBER                     DESCRIPTION
        -------                    -----------

          99            Earnings release, dated July 30, 1996



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

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                FORT BEND HOLDING CORP.


Date: July 30, 1996                             By: /s/ Lane Ward
                                                    ___________________
                                                    Lane Ward
                                                    President and Chief
                                                    Executive Officer






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